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                                                                   Exhibit 3-222
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
   STATE OF DELAWARE SECRETARY OF
               STATE
      DIVISION OF CORPORATIONS
     FILED 09:00 AM 06/22/1998
        981240443 - 2911532

                            CERTIFICATE OF FORMATION

                                       OF

                           Milford/Dover ALF, L.L.C.

    This Certificate of Formation of Milford/Dover ALF, L.L.C. (the "LLC"), dated June 22, 1998 is being duly executed and filed by Kevin Breslin, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. ss.18-101, et seq.)

    FIRST. The name of the limited liability company formed hereby is Milford/ Dover ALF, L.L.C.

    SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Incorporating Services, Ltd., 15 East North Street, Dover, DE 19903.

    THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is Incorporating Services, Ltd., 15 East North Street, Dover, DE 19903.

    FOURTH The latest date on which the LLC is to dissolve is September 30, 2038.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                     By: /s/ Kevin Breslin
                                        ____________________________

                                         Kevin Breslin, Authorized Person

                                                     STATE OF DELAWARE
                                                     SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 09:00 AM 05/25/1999
                                                    991208958 - 2911532

                           CERTIFICATE OF AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                           MILFORD/DOVER ALF. L.L.C.

   It is hereby certified that:

    1. The name of the limited liability company (hereinafter called the "limited liability company") is Milford/Dover ALF. L.L.C.

    2. The certificate of formation of the limited liability company is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

       "FIRST: The name of the limited liability company formed hereby is Milford ALF, LLC"

Executed on May 25, 1999.


                                           /s/ Kevin Breslin
                                        ____________________________

                                         Kevin Breslin, Authorized Person




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                                                     STATE OF DELAWARE
                                                     SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 04:30 PM 06/16/1999
                                                    991244262 - 2911532


                    CERTIFICATE TO RESTORE TO GOOD STANDING

                   FOR A DELAWARE  LIMITED LIABILITY COMPANY

                      PURSUANT TO TITLE 6, SECTION 18-1107

   1.   The name of the Limited Liability Company is MILFORD ALF, LLC.

   2. The date the original Certificate of Formation was filed with the Delaware Secretary of State was June 22, 1998.

   3. The undersigned Authorized Person of the above-named Limited Liability Company hereby certifies that this Limited Liability Company is paying all annual taxes, penalties and interest due to the State of Delaware.

   4. The undersigned Authorized Person hereby requests that this Limited Liability Company be restored to good standing.


                                            /s/ Kevin P. Breslin
                                        ____________________________

                                        Kevin P. Breslin, Authorized Person





(DEL. - LLC 3637 - 12/10/97)

                                                     STATE OF DELAWARE
                                                     SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 11:30 AM 11/10/1999
                                                    991479168 - 2911532

                            CERTIFICATE OF AMENDMENT

                                       OF

                               MILFORD ALF. L.L.C

    1.   The name of the limited liability company is Milford ALF, L.L.C

    2. The Certificate of Formation of the limited liability company is hereby amended as follows:

    SECOND. The address of the registered office in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.

    THIRD. The name and address of the agent for service of process on the LLC in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Milford ALF, LLC this 4th day of November, 1999.


                                            /s/ Kevin P. Breslin
                                        ____________________________

                                        Kevin P. Breslin, Authorized Person





(DEL. - LLC 3240 - 10/1/92)